SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 10, 2003
                       -----------------------------------



                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                 ----------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                  South Carolina                        57-0910139
                  --------------                        ----------
         (State or Other Jurisdiction of              (IRS Employer
         Incorporation or Organization)            Identification No.)


                    1601 Shop Road Ste E Columbia, S.C. 29201
                    -----------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)


                                 (803) 736-5595
              (Registrant's Telephone Number, Including Area Code)



       (Former Name, Address or Fiscal Year, If Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

         Exhibit 99.1 -  Press release issued on May 14, 2003

Item 12.          Results of Operations and Financial Condtion

On November 10, 2003, Integrated Business Systems and Services, Inc. issued a press release announcing its second quarter earnings results. A copy of the press release is attached as Exhibit 99.2



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


By:   /s/ GEORGE E. MENDENHALL
   ---------------------------
George E. Mendenhall
Its:  Chief Executive Officer


Date: November 11, 2003


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